This Supplement ("Sticker") is in effect from September 1 through December 31, 2004.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
           AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
                              ("Separate Account")
      Supplement to OVERTURE OVATION!, OVERTURE VIVA!, and OVERTURE BRAVO!
                         Prospectuses Dated May 1, 2004
                       Supplement Dated September 1, 2004

The Ameritas Variable Life Insurance Company Separate Account V Statement of Additional Information ("SAI") dated May 1, 2004 is amended by adding the following paragraph to the Distribution Sales Incentive section:

         Participating registered representatives may earn a cash bonus of 10% over their regularly scheduled compensation on sales of the OVERTURE OVATION!, OVERTURE VIVA! and OVERTURE BRAVO variable life insurance policies issued by Ameritas Variable Life Insurance Company and the Flex-Account Ultra universal life policy issued by affiliate Acacia Life Insurance Company where the application is dated from September 1 through December 31, 2004. Details of the cash bonus program are available from us.

            Please retain this Supplement with the current prospectus
                       for your variable Policy issued by
                   Ameritas Variable Life Insurance Company.
                 If you do not have a current prospectus, please
                        contact AVLIC at 1-800-745-1112.